SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                            of 1934 (Amendment No. 1)



Check the appropriate box:

[x] Preliminary Information Statement

[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14c-5(d)(2))

[ ] Definitive Information Statement

                         HealthCare Capital Corp.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)
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Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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
                                                                PRELIMINARY COPY


                                    IMPORTANT

                        WE ARE NOT ASKING YOU FOR A PROXY

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                          ----------------------------

                            HEALTHCARE CAPITAL CORP.

                        111 S.W. FIFTH AVENUE, SUITE 2390
                             PORTLAND, OREGON 97204
                          ----------------------------

                              INFORMATION STATEMENT

                          ----------------------------

                CONSENT NOTICE IN LIEU OF SPECIAL GENERAL MEETING

                          ----------------------------


                                  INTRODUCTION


                  On November 21, 1997, HealthCare Capital Corp. (the "Corporation") entered into a definitive Securities Purchase Agreement (the "Purchase Agreement") with Warburg Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"), pursuant to which Warburg has agreed to purchase 13,333,333 Series A Convertible Preferred Shares, without nominal or par value (the "Convertible Shares"), to be issued by the Corporation, together with warrants (the "Warrants") to purchase 10,000,000 common shares, without nominal or par value, of the Corporation (the "Common Shares") in exchange for $18,000,000 in cash (the "Warburg Transaction"). The Convertible Shares and the Warrants are collectively referred to herein as the "Securities." As discussed in more detail herein, consummation of the Warburg Transaction is subject to various conditions, including approval by the holders of the Common Shares in accordance with the policies of The Alberta Stock Exchange (the "ASE").


                  The Corporation is separately soliciting the written consents (the "Consents") of approximately -- holders of Common Shares approving the issuance of the Securities. Such shareholders will be requested to return their Consents by December --, 1997, which together will represent approximately --% of the outstanding Common Shares at December 1, 1997. Delivery of the Consents by these shareholders to the ASE will satisfy the ASE's shareholder approval requirement. Shareholder approval of the Warburg Transaction or the issuance of the Securities is not required by the Corporation's Articles of Incorporation or by applicable law, and there are no dissenter's rights applicable with respect to approval of the issuance of the Securities.

                  In compliance with the proxy  solicitation  requirements under the U.S. Securities Exchange Act of 1934 (the "Exchange Act"), all other shareholders of record on December 1, 1997, are being sent this Information Statement dated December 4, 1997 (the "Statement"), for informational purposes only. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding copies of the Statement to their principals. All costs of the mailing and of solicitation of the Consents by the Corporation will be borne by the Corporation. This Statement is first being mailed to shareholders on or about December 4, 1997.


                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                  All dollar amounts included in this Statement are expressed in United States dollars. Amounts originally expressed in Canadian dollars, if any, have been converted using the applicable spot exchange rate (as quoted by the Federal Reserve Bank of New York for the New York Interbank Market) as of December 1, 1997, or where appropriate, the applicable date of the specific transaction or payment described. THE EXCHANGE RATE FOR CONVERTING CANADIAN DOLLARS INTO U.S. DOLLARS AT DECEMBER 1, 1997, WAS -----------.

                          OUTSTANDING VOTING SECURITIES


                  On  December  1,  1997,  the   Corporation   had   outstanding
27,284,517 Common Shares, each carrying the right to one vote per share. Common Shares are the only outstanding voting securities of the Corporation.


            SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT


STOCK OWNERSHIP TABLE


                  The following table gives information regarding the ownership of Common Shares as of December 1, 1997, by the shareholders from whom Consents are being solicited, including (i) each of the Corporation's directors and executive officers, (ii) certain other members of senior management of the Corporation, and (iii) each of the other shareholders who is being requested to furnish a Consent to the Corporation. The table lists the address for each person listed who beneficially owns more than 5% of the outstanding Common Shares. Information as to stock ownership is based on data furnished by the persons concerning whom such information is given. Unless otherwise indicated, all shares listed as owned are held with sole voting and investment power.


================================================================================================================================
                                                   Number of Shares Owned                        % of Common Shares
                                                   ----------------------                        ------------------

                                                                    Beneficially                                  Deemed
                 Name                       Outstanding(1)            Owned(2)           Outstanding(1)       Outstanding(3)
                 ----                       --------------            --------           --------------       --------------
--------------------------------------------------------------------------------------------------------------------------------
Aspen Limited Partnership                            257,500              683,000              *                   2.5%
--------------------------------------------------------------------------------------------------------------------------------
Gene K. Balzer, Ph.D.                                200,000              200,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
A. Baron Cass III                                    533,832(4)         1,067,664(4)          2.0%                 3.8%
--------------------------------------------------------------------------------------------------------------------------------
Chelsea Capital Corporation                          399,900              399,900             1.5%                 1.5%
--------------------------------------------------------------------------------------------------------------------------------
Deborah Law Cross                                    408,000              408,000             1.5%                 1.5%
--------------------------------------------------------------------------------------------------------------------------------
Brandon M. Dawson                                  4,250,000            4,550,000            15.6%                 16.5%
111 S.W. Fifth Avenue, Ste. 2390
Portland, Oregon 97204
--------------------------------------------------------------------------------------------------------------------------------
William DeJong                                        82,200              157,200              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Randall E. Drullinger                                250,000              450,000              *                   1.6%
--------------------------------------------------------------------------------------------------------------------------------
Kathy A. Foltner                                       6,500               69,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Gregory J. Frazer, Ph.D.                           1,461,959(5)         1,711,959(5)          5.4%                 6.2%
18531 Roscoe Blvd., Ste. 201
Northridge, California 91324
--------------------------------------------------------------------------------------------------------------------------------
Douglas F. Good                                    1,209,562            1,209,562             4.4%                 4.4%
--------------------------------------------------------------------------------------------------------------------------------
Robert D. Good                                       140,600              140,600              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Harris McLean Financial Group Ltd.                   430,000              430,000             1.6%                 1.6%
--------------------------------------------------------------------------------------------------------------------------------
Hugh T. Hornibrook                                         -              200,000              -                     *
--------------------------------------------------------------------------------------------------------------------------------
Frank Joseph                                          75,000               75,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Edwin J. Kawasaki                                    100,000              100,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Thomas & Kathleen Kay                                120,000              120,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Marilyn E. Marshall                                1,350,038            1,350,038             4.9%                 4.9%
--------------------------------------------------------------------------------------------------------------------------------
Thomas Moore                                                                                   *                     *
--------------------------------------------------------------------------------------------------------------------------------
Richard O'Connor                                     214,000              214,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Werner Roth                                                                                    *                     *
--------------------------------------------------------------------------------------------------------------------------------
Marc R. Still                                         52,000              136,000              *                     *
--------------------------------------------------------------------------------------------------------------------------------
Jami Tanihana                                        905,977              955,977             3.3%                 3.5%
--------------------------------------------------------------------------------------------------------------------------------
Rita Wong                                                                                      *                     *
--------------------------------------------------------------------------------------------------------------------------------
Sharon Woodward                                                                                *                     *
--------------------------------------------------------------------------------------------------------------------------------
All directors and executive officers               7,574,321            8,761,821            27.8%                 30.8%
as a group (9 persons)
--------------------------------------------------------------------------------------------------------------------------------
All shareholders requested to provide                                                         -.-%                 -.-%
Consents (-- persons)
================================================================================================================================

--------------

*Less than 1% of the outstanding Common Shares.


(1) Calculated based solely on Common Shares outstanding on December 1, 1997.

(2) Includes Common Shares as to which the person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after December 1, 1997, as follows: Aspen Limited Partnership, 425,500 shares; A. Baron Cass III, 533,832 shares; Brandon M. Dawson, 300,000 shares; William DeJong, 75,000 shares; Randall E. Drullinger, 200,000 shares; Kathy A. Foltner, 62,500 shares; Gregory
J. Frazer, 250,000 shares; Hugh T. Hornibrook, 200,000 shares; Marc R. Still, 84,000 shares; and Jami Tanihana, 50,000 shares.

(3) Calculated in accordance with Rule 13d-3(d)(1) under the Exchange Act, pursuant to which shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants, or convertible securities within 60 days after December 1, 1997, have been included in shares deemed to be outstanding for purposes of computing percentage ownership by such person.


(4) Includes Common Shares beneficially owned by the Cass Family Foundation and the Cass Childrens Trust.

(5) Includes 246,491 Common Shares held by Carissa Bennett, Mr. Frazer's wife, whose Consent is also being solicited.


                  In addition to the share ownership reflected in the foregoing table, Hearing Health Services, Inc., 1018 W. Ninth Ave., Ste. 310, King of Prussia, Pennsylvania 19406, beneficially owns 2,000,000 Common Shares which may be acquired upon the conversion of convertible subordinated notes issued by the Corporation. Of these shares, 900,000 Common Shares are beneficially owned by Brown's Creek, Inc., 285,120 by Business Development Capital Limited Partnership III, 743,600 by Abbingdon Venture Partners Limited Partnership, and 71,280 by Abbingdon Venture Partners Limited Partnership II, each of which is an affiliate of Hearing Health Services, Inc. Such 2,000,000 Common Shares represents 6.8% of the Common Shares outstanding at December 1, 1997, including for purposes of such percentage calculation the 2,000,000 shares.


                      TERMS OF PROPOSED WARBURG TRANSACTION

BACKGROUND

                  For several months, management of the Corporation has been seeking additional capital. To assist in this endeavor, the Corporation retained a nationally-recognized investment banking firm to provide financial advisory services. After reviewing offers from several potential investors, management concluded that the terms proposed by Warburg were the most favorable overall to the Corporation.

                  Consummation of the Warburg Transaction is subject to (i) approval by holders of the Common Shares in accordance with the policies of the ASE, (ii) conditional approval of the ASE, (iii) termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iv) other conditions customary in similar transactions. The transaction is expected to close on December 24, 1997, or as soon as practicable thereafter.


PROCEEDS AND EXPENSES OF WARBURG TRANSACTION

                  The net proceeds of the sale of the Securities to Warburg, estimated at $16,000,000, will be used in making acquisitions of additional audiology-related businesses and for working capital purposes. In the event that Warburg exercises the Warrants in full, the Corporation will receive additional net proceeds of approximately $23,500,000.

                  Pursuant to the Purchase Agreement, the Corporation has agreed to pay, or reimburse Warburg for, all reasonable out-of-pocket expenses incurred by Warburg in connection with the Warburg Transaction. The Corporation has also agreed to pay fees to its financial advisors totaling 9.5% of the gross proceeds of the sale of the Securities, or $1,710,000, of which up to $630,000 may be paid in securities of the Corporation in lieu of cash. To the extent that Warburg exercises the Warrants, the Corporation will also pay to one of its financial advisors a fee equal to 2% of the gross exercise price of the exercised Warrants.

EFFECTS OF WARBURG TRANSACTION


                  Capitalization. The issuance of the Securities in exchange for $18,000,000 in cash will more than double the assets of the Corporation, which totalled $16,544,000 at July 31, 1997. The issuance of the Convertible Shares will also substantially increase the Corporation's shareholders' equity. The following table sets forth the short-term debt and the capitalization of the Corporation at July 31, 1997, and as adjusted to reflect the sale of 13,333,333 Convertible Shares.

                                                                                        As of July 31, 1997
                                                                                    Actual          As Adjusted
                                                                                          (in thousands)

Short-term debt and capital lease obligations:
  Bank loans and short-term notes payable                                           $        59     $        59
  Convertible notes payable (1)                                                           2,600           2,600
  Current portion of long-term debt and capital lease obligations                           458             458
                                                                                    -----------     -----------
  Total short-term debt and capital lease obligations                               $     3,117     $     3,117
                                                                                    ===========     ===========

Long-term debt and capital lease obligations:
  Long-term debt and capital lease obligations, non-current
   portion                                                                          $     1,070     $     1,070
  Convertible notes payable                                                                 127             127
Shareholders' equity:
  Preferred shares, without nominal or par value,


                                                     - 5 -





   unlimited number of shares authorized;
   Series A Convertible Preferred Shares, actual none;
   as adjusted 13,333,333 shares (2)                                                         --          16,008
  Common shares, without nominal or par value,
   unlimited number of shares authorized;
   27,138,288 shares issued and outstanding (3)                                          11,131          11,131
  Notes receivable from shareholders                                                       (124)           (124)
  Accumulated deficit                                                                    (2,117)         (2,117)
  Treasury shares, 19,800 shares at cost                                                    (33)            (33)
  Cumulative translation adjustment                                                         (22)            (22)
                                                                                    ------------    ------------
     Total shareholders' equity                                                           8,835          24,843
                                                                                    -----------     -----------
     Total capitalization                                                           $    10,032     $    26,040
                                                                                    ===========     ===========

(1) Convertible debt consists of $2,600,000 convertible subordinated notes, of which $1,170,000 principal amount is due on December 31, 1997, and bears interest at 8% per annum and $1,430,000 principal amount is due on July 31, 1998, and is non-interest-bearing. The notes are immediately convertible into Common Shares at the conversion price of $1.30 principal amount per share.

(2) The Series A Convertible Preferred Shares were assumed to have been issued at $1.35 per share as of July 31, 1997, for gross proceeds of $18,000,000 less estimated offering expenses of $1,992,000. The market price of the Common Shares was $1.19 at July 31, 1997.

(3) Shares issued and outstanding do not include the following: (i) 7,833,308 Common Shares issuable upon the exercise of share purchase warrants outstanding at July 31, 1997; (ii) 2,000,000 Common Shares issuable upon the conversion of convertible subordinated notes; and (iii) 2,442,000 Common Shares issuable upon the exercise of stock options held by employees, directors, and officers of, and consultants to, the Corporation.

                  Rights of Common Shareholders. Following consummation of the purchase of the Convertible Shares by Warburg, such shares will represent approximately 33% of the outstanding voting securities of the Corporation. Including the Common Shares issuable upon exercise of the Warrants, Warburg will beneficially own approximately 46% of the voting securities of the Corporation upon consummation of the Warburg Transaction. As a result of Warburg's significant percentage share ownership, as well as its right to designate two directors of the Corporation as discussed below under "Election of Directors," Warburg will be able to exercise substantial influence over most matters requiring shareholder approval. In addition, as discussed below under "Limitations on Corporate Action," the Corporation will not be permitted to engage in specified significant corporate transactions without Warburg's written consent.

                  As discussed in more detail below under "Terms of Convertible Shares," the Convertible Shares carry cumulative preferred dividends, as well as a liquidation preference of at least $1.35 per share. The Corporation will be prohibited from paying cash dividends to holders of Common Shares unless the accumulated dividends on the Convertible Shares have been paid in full. Such holders' right to receive a distribution of assets of the Corporation upon liquidation will also be junior to the liquidation preference of the Convertible Shares.


TERMS OF CONVERTIBLE SHARES

                  Pursuant to the Purchase Agreement, the Corporation has agreed to create a series of preferred shares designated as the Series A Convertible Preferred Shares and Warburg has agreed to purchase 13,333,333 such shares. The Convertible Shares will have no preemptive rights. The complete terms of the Convertible Shares are attached to this Statement as Appendix A and are incorporated herein by reference. The following summary of the proposed material terms of the Convertible Shares does not purport to be fully descriptive. Please see Appendix A for more detailed information.

                  Voting Rights. Each Convertible Share will be entitled to one vote (or such other number of votes equal to the number of Common Shares into which such Convertible Share shall be convertible from time to time) in the election of directors and any other matters presented to the shareholders of the Corporation for their action or consideration. Except to the extent otherwise required by law or the Corporation's Articles of Incorporation, holders of Convertible Shares and of any other outstanding preferred shares will vote together with the holders of Common Shares as a single class. Any change in the rights and preferences of the Convertible Shares would require the approval of the holders of at least 66-2/3% of the outstanding Convertible Shares, consenting or voting separately as a class. Upon issuance of the Convertible Shares to Warburg, Warburg will possess approximately 33% of the combined voting power of the Convertible Shares and Common Shares outstanding.


                  Dividends. Each Convertible Share will be entitled to receive, when, as and if declared by the Board out of assets of the Corporation legally available for payment, cumulative dividends from the date of original issuance, payable annually at a rate of 5% per annum on a base amount of $1.35 per share (the "Base Amount"). All accrued and unpaid dividends will be forfeited upon the conversion of the Convertible Shares. The dividend rate will be subject to increase on specified dates in the event that certain conditions (the "Triggering Conditions") have not been met. The Triggering Conditions are as follows:


                           (a) The  Common  Shares  are  listed  on the New York
                  Stock Exchange, the American Stock Exchange, or the Nasdaq National Market (each a "U.S.
                  Principal Market");

                           (b) The Common Shares are traded on a U.S.  Principal
                  Market at a daily closing price greater than $2.40 per Common Share on each of the ten consecutive trading days preceding the applicable date; and

                           (c) The Corporation's net income before income taxes,
                  dividends on the Convertible Shares, and amortization of goodwill and covenants not to compete for the three consecutive fiscal quarters preceding the applicable date shall have averaged at least $0.07 per fully diluted Common Share per fiscal quarter (for
                  purposes  of  making  this  calculation,   the  Common  Shares
                  issuable upon the exercise of the Warrants will not be counted).


                  If the Triggering Conditions have not been met by:

                           (x)  January  1,  2003,   the   dividend   rate  will
                  thereafter be 15% per annum of the Base Amount;

                           (y)  January  1,  2004,   the   dividend   rate  will
                  thereafter be 18% per annum of the Base Amount; or

                           (z)  January  1,  2005,   the   dividend   rate  will
                  thereafter be 21% per annum of the Base Amount.

As soon as the Triggering Conditions have been satisfied, the dividend rate will revert to 5% per annum of the Base Amount.

                  Dividends on the Convertible Shares may, in the discretion of the Corporation's Board of Directors (the "Board"), be paid in Common Shares based on the market price of such shares. The Board presently does not intend to declare dividends on the Convertible Shares; such dividends will simply accumulate. Accruals of dividends on the Convertible Shares will not bear interest.

                  No dividends on the Common Shares or any other share capital ranking, as to dividends, equal to or junior to the Convertible Shares as to dividends may be declared or paid unless full accumulated dividends on the Convertible Shares have been paid or declared and sufficient funds set aside for such payment. The foregoing prohibition will not apply to dividends or distributions payable in Common Shares or certain other comparable actions.


                  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, subject to the rights of holders of any securities of the Corporation ranking senior to the Convertible Shares upon liquidation, the holders of Convertible Shares will be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other securities ranking junior to the Convertible Shares upon liquidation, a liquidating distribution in an amount equal to the greater of (i) $1.35 per share plus any accrued and unpaid dividends or (ii) the amount that would have been distributable to such holders if they had converted their Convertible Shares into Common Shares immediately prior to such dissolution, liquidation, or winding up, plus any accrued and unpaid dividends. An amalgamation of the Corporation with another corporation will be deemed to be a liquidation of the Corporation for purposes of the liquidation rights of the holders of Convertible Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Convertible Shares will have no right to any of the remaining assets of the Corporation.

                  Optional Redemption. The Convertible Shares may not be redeemed before January 1, 2003. Thereafter, the Convertible Shares may be redeemed at the option of the Corporation, in whole or in part. The redemption price will be an amount equal to the greater of (i) $1.35 per share plus any accrued and unpaid dividends or (ii) the fair market value of a Convertible Share as determined by a nationally recognized independent investment banking firm selected by mutual agreement of the Corporation and the holder of a majority of the outstanding Convertible Shares. The Convertible Shares are not subject to mandatory redemption or any sinking fund provisions.

                  Conversion Rights. The Convertible Shares may be converted at any time, in whole or in part, at the option of the holder thereof, into Common Shares. The conversion rate will be one Common Share for each Convertible Share surrendered for conversion. The conversion rate is subject to adjustment for stock dividends, stock splits, recapitalizations, and other anti-dilution adjustments. Upon the conversion of any Convertible Shares, any accrued and unpaid dividends with respect to such shares will be forfeited. The Corporation has the right to force conversion of the Convertible Shares, in whole or in part, upon satisfaction of all the Triggering Conditions. Common Shares issuable upon conversion of the Convertible Shares will be fully paid and nonassessable and will not have preemptive rights.

WARRANTS TO PURCHASE COMMON SHARES


                  In connection with the purchase of the Convertible Shares, Warburg will also receive the Warrants to purchase 10,000,000 Common Shares (the "Warrant Shares") at a price (the "Warrant Price") of $2.40 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, and other anti-dilution adjustments. The Warrants will be issued pursuant to a Warrant Agreement to be entered into between Warburg and the Corporation. The Warrants will not be transferable by Warburg without the express written consent of the Corporation. The Warrants will be exercisable for three years following the date of issuance, which period is extendable to five years upon receipt of any applicable regulatory approvals. The Corporation may force the exercise of the Warrants by Warburg upon satisfaction of all the Triggering Conditions. Common Shares issuable upon payment in full of the Warrant Price will be fully paid and nonassessable and will not have preemptive rights.

                  The Warrant Price will be payable in cash or, upon voluntary exercise at any time following the first anniversary of issuance of the Warrants or upon forced exercise, Warburg may effect a "cashless exercise" of Warrants by surrendering other Warrants covering Common Shares with an aggregate Market Price (as defined in the Warrant Agreement) equal to the total Warrant Price of the exercised Warrants. If the Market Price of the Common Shares is greater than $3.20 per share, the maximum number of Common Shares which may be received by Warburg in a "cashless exercise" will be 2,500,000 shares and any remaining Warrants must be exercised for cash. If Warburg utilizes the "cashless exercise" feature in connection with a voluntary exercise of Warrants, it will be required to simultaneously convert all Convertible Shares owned by it into Common Shares.

REGISTRATION RIGHTS

                  The Convertible Shares and the Common Shares issuable upon conversion of the Convertible Shares or exercise of the Warrants will not be permitted to be sold or transferred by Warburg for 180 days following consummation of the purchase of the Convertible Shares. Thereafter, the Corporation will be obligated, under certain circumstances and subject to specified terms and conditions, to use its reasonable best efforts to register for sale under the U.S. federal and state securities laws the Common Shares issuable upon conversion of the Convertible Shares or exercise of the Warrants (together with securities issued with respect thereto as a result of any change in capitalization). Warburg may request one such registration with respect to Common Shares issued upon conversion of the Convertible Shares and a second such registration with respect to Common Shares issued upon exercise of the Warrants; provided that Warburg may preserve its demand registration right where a proposed sale of shares does not close by reimbursing the Corporation for its expenses of registration. The Corporation has also agreed to permit Warburg to include such securities in certain other registrations of Common Shares undertaken by the Corporation. In general, all expenses of any such registration, other than underwriters' discounts and commissions applicable to the Common Shares to be sold by Warburg, will be paid by the Corporation. The Purchase Agreement also contains certain indemnification provisions.

LIMITATIONS ON CORPORATE ACTIONS


                  For as long as Warburg beneficially owns at least 3,333,333 outstanding Common Shares or Convertible Shares, the Corporation will not, without Warburg's consent, (i) sell, lease, exchange or transfer all or substantially all of its assets to any third party, (ii) amalgamate the Corporation with another corporation such that the then existing shareholders hold less than 50% of the voting power of the resulting corporation, (iii) materially change the nature of the Corporation's business, (iv) liquidate or dissolve the Corporation, or (v) with certain exceptions, redeem or pay a dividend or distribution on its Common Shares.

ELECTION OF DIRECTORS

                  Upon consummation of the purchase of the Convertible Shares, and for so long as Warburg beneficially owns a number of outstanding Common Shares or Convertible Shares constituting at least 10% of the outstanding Common Shares (including for this purpose the Common Shares issuable upon conversion of the Convertible Shares but not the Common Shares issuable upon exercise of the Warrants), the Corporation will be required to nominate and use its reasonable best efforts to cause to be elected and retain as directors two persons, reasonably satisfactory to the Corporation, designated by Warburg. Such number will increase to three if and for so long as the number of positions on the Board exceeds eight. Such number will decrease by one if Warburg beneficially owns a number of outstanding Common Shares or Convertible Shares constituting less than 10% of the outstanding Common Shares (including for this purpose the Common Shares issuable upon conversion of the Convertible Shares but not the Common Shares issuable upon exercise of the Warrants) and will further decrease to none if Warburg beneficially owns less than 3,333,333 outstanding Common Shares or Convertible Shares. As long as Warburg beneficially owns at least 3,333,333 outstanding Common Shares or Convertible Shares, the number of positions on the Board may not exceed 11. The right to designate one director may be transferred by Warburg to a single purchaser of at least 6,666,667 Convertible Shares or Common Shares issued upon conversion thereof.

                  In order to comply with the foregoing requirements, the Board presently intends to increase the number of positions on the Board to eight effective upon consummation of the Warburg Transaction. Under the Business Corporations Act (Alberta), at least one-half of the directors of the Corporation must be Canadian residents. Consequently, the Corporation may also find it necessary to request the resignation of one of its directors who is a U.S. resident and to fill the vacancy created with a Canadian resident.

                  Warburg has advised the Corporation that it plans to designate Joel Ackerman, a vice president of E.M. Warburg, Pincus & Co., LLC, as one of its nominees to the Board for election effective upon purchase of the Convertible Shares. E.M. Warburg, Pincus & Co., LLC, is the general partner of Warburg Pincus Ventures, Inc., and is an international venture banking firm with headquarters at 466 Lexington Avenue, New York, New York 10017-3147. From 1990 to 1993, Mr. Ackerman served as an associate at Mercer Management Consulting, a strategic management consulting company. Warburg has not yet determined the identity of its other nominee to the Board.

EMPLOYMENT AGREEMENTS

                  Among the conditions to the closing of the Warburg Transaction is that the Corporation enter into employment agreements with each of Brandon M. Dawson, President and Chief Executive Officer of the Corporation, Edwin J. Kawasaki, Vice President-Finance and Chief Financial Officer of the Corporation, and Randall E. Drullinger, Vice President-Marketing of the Corporation, on terms to be mutually agreed upon in good faith by Warburg, the Corporation and such executive officers. The terms of any such employment agreement have not been finalized, but are expected to include the agreement of each individual not to compete with the Corporation in the event his employment with the Corporation is terminated. The agreements may also include provisions for various employee benefits, such as split dollar life insurance, an automobile allowance, annual incentive bonuses, awards of stock options under the Corporation's 1996 Stock Award Plan, and severance benefits upon termination of employment during the term of the agreement.


Portland, Oregon                 BY ORDER OF THE BOARD OF DIRECTORS
December 4, 1997

                                 William DeJong
                                 Secretary

                                                                      APPENDIX A




                            HEALTHCARE CAPITAL CORP.

                 TERMS OF SERIES A CONVERTIBLE PREFERRED SHARES
                               (Without Par Value)




        We, the undersigned, Brandon M. Dawson and William DeJong, being, respectively, the President and the Secretary of HealthCare Capital Corp., a corporation organized and existing under the laws of Alberta (hereinafter called the "Corporation"), DO HEREBY CERTIFY:

        FIRST: That the Board of Directors of the Corporation, by unanimous written consent dated November 20, 1997, has duly adopted the following resolutions providing for the issuance of a series of preferred shares of the
Corporation:

               "RESOLVED that the Board of Directors of the Corporation (the "Board") hereby authorizes the issuance of a series of preferred shares of the Corporation and hereby fixes the designation, powers and preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, in addition to those set forth in the Corporation's Articles, as amended, as follows:

               "1. Number and Designation. The number of shares to constitute this series shall be 13,333,333 and the designation of such shares shall be the "Series A Convertible Preferred Shares" (hereinafter called "this Series"). The number of shares constituting this Series may be decreased from time to time by action of the Board, but not below the number of shares of this Series then outstanding. All shares of this Series shall be identical with each other in all respects. The shares of this Series shall rank senior to the common shares (the "Common Shares") of the Corporation as to cash dividends and upon liquidation, as described below. Any amounts herein referencing share prices or numbers of shares shall be subject to appropriate adjustments in the event of any stock splits, consolidations or the like.

               "2.     Dividend Rights.

               (a) Subject to the provisions of this Section 2, the holders of shares of this Series shall be entitled to receive when, as and if declared by the Board, out of assets legally available therefor, cumulative dividends ("Dividends") at the applicable rate per annum specified in Section 2(b) hereof from the date of issuance and payable in accordance with Section 2(c) hereof. Dividends shall be cumulative from the date of initial issuance of the shares of this Series (the "Initial Issuance Date"), whether or not there shall be assets legally available for the payment of such Dividends. In the event that the Board shall declare a Dividend, subject to applicable regulatory approvals, such Dividend may, at the discretion of the Board, be payable in Common Shares. The number of Common Shares to be issued to the holders of shares of this Series upon the payment of a Dividend in Common Shares shall be the amount of the Dividends payable to such holder pursuant to this Section 2 divided by either (i) (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) U.S. $1.35 or
        (ii) (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the average Market Price of the Common Shares as such term is defined below for the ten (10) trading days immediately preceding the Record Date as such term is defined in Section 2(c) hereof.

                       For all purposes hereof, the term "Market Price of the Common Shares" as of any specified date shall mean: (i) if the Common Shares are listed or admitted for trading on one or more United States national securities exchanges, the daily closing price for the Common Shares on the principal exchange in the United States on which the Common Shares are listed; (ii) if the Common Shares are not listed or admitted for trading on any United States national securities exchange, the daily closing price for the Common Shares on the Nasdaq National or Nasdaq Small-Cap Market ("Nasdaq"); (iii) if the Common Shares are not listed or admitted for trading on a United States national securities exchange or on Nasdaq, the daily closing price of the Common Shares on the principal stock exchange in Canada on which the Common Shares are listed (expressed in United States dollars based upon the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York);
        (iv) if the Common Shares are not listed or admitted to trading on any United States national or Canadian national securities exchange or on Nasdaq, the average of the reported bid and asked prices on the trading day preceding such date in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company; or (v) if the Common Shares are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of a majority of the shares of this Series then outstanding; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of a majority of the shares of this Series then outstanding or, if that selection cannot be made within an additional 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

               "(b) The  Dividend  per share of this  Series  shall be  computed based upon a rate per annum of 5% on a base amount of U.S. $1.35 per share of this Series (the "Base Amount"). The Dividend rate per annum shall be subject to increase in the event that all of the following conditions (the "Triggering Conditions") have not been satisfied by the dates specified below: (i) the Common Shares are listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (ii) the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market at a Market Price greater than U.S. $2.40 per Common Share on each of the 10 consecutive trading days preceding such date; and (iii) the Corporation's net income (excluding profit or loss on disposal of a significant part of the Company's assets or separate segment thereof, gains on restructuring payables, gains or losses on the extinguishment of debt, expropriations of property, gains or losses that are the direct result of a major casualty, or one-time losses resulting from prohibition under a newly-enacted law or regulation) before income taxes, Dividends on the shares of this Series and amortization of goodwill and covenants not to compete for the three consecutive fiscal quarters preceding such date, as reported in or derived from the Corporation's quarterly or annual reports filed with the Securities and Exchange Commission, shall have averaged at least U.S. $0.07 per fully diluted Common Share per fiscal quarter, provided, however, in making such calculation, the Common Shares issuable upon exercise of the warrants issued to Warburg Pincus Ventures, L.P. ("Warburg"), pursuant to that certain Warrant Agreement between the Corporation and Warburg relating to warrants to purchase 10,000,000 Common Shares (the "Warrant Agreement"), shall be excluded but Common Shares issuable upon the conversion of the shares of this Series shall not. All references to per share amounts or prices with respect to the Triggering Conditions shall be appropriately adjusted for any subdivision, consolidation, or reclassification of the Common Shares. Until the Triggering Conditions have been satisfied, the Dividend rate per annum shall be (A)15% of the Base Amount per share of this Series from and after January 1, 2003 and payable in accordance with Section 2(c) hereof commencing January 1, 2004; (B) 18% of the Base Amount per share of this Series from and after January 1, 2004 and payable in accordance with Section 2(c) hereof commencing January 1, 2005; and (C) thereafter, 21% of the Base Amount per share of this Series from and after January 1, 2005 and payable in accordance with Section 2(c) hereof commencing January 1, 2006. Upon the satisfaction of all the Triggering Conditions, the Dividend per share of this Series shall be computed based upon a rate per annum of 5% of the Base Amount. Accruals of Dividends shall not bear interest. All Dividends declared upon the shares of this Series shall be declared pro rata per share.

               "(c) The record date for the determination of the holders of shares of this Series who shall be entitled to receive Dividends (the "Record Date") shall be the first business day of each calendar year, and only the holders of shares of this

        Series of record on the Record Date shall be entitled to receive such Dividends. All Dividends payable to such holders of record shall be paid on the tenth business day following the Record Date on each issued and outstanding share of this Series.

               "(d) Dividends payable on shares of this Series for any period other than a full dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Any Dividend payment made on shares of this Series shall first be credited against the earliest accumulated but unpaid Dividends due with respect to the shares of this Series.

               "(e) No dividends shall be declared or paid or set aside for payment on any share capital of the Corporation ranking, as to dividends, on a parity with or subordinate to the shares of this Series for any period unless full accumulated Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set aside for such payment on the shares of this Series for all Dividend periods terminating on or prior to the date of payment of such dividends. When Dividends are not paid in full on the shares of this Series and any other preferred shares of the Corporation ranking with respect to payment of dividends on a parity with the shares of this Series, all dividends declared or paid upon shares of this Series and such other preferred shares shall be declared and paid pro rata so that the amount of dividends declared and paid on the shares of this Series and such other preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share (which in the case of noncumulative preferred shares shall not include any accumulation in respect of unpaid dividends for prior dividend periods) on shares of this Series and such other preferred shares bear to each other. Except as provided in the preceding sentence, unless full accumulated Dividends have been paid or declared and a sum sufficient for the payment thereof set aside for payment, no dividends (other than dividends or distributions paid in Common Shares, or options, warrants or rights to subscribe for or purchase Common Shares, or, in each case, any other series of shares of the Corporation ranking subordinate to the shares of this Series as to dividends and upon liquidation) shall be declared and paid or a sum sufficient for the payment thereof set aside for payment or any other distribution declared or made upon the Common Shares or any other class of shares of the Corporation ranking subordinate to or on a parity with the shares of this Series as to dividends or upon liquidation. No Common Shares or shares of any other class of shares of the Corporation ranking subordinate to or on a parity with the shares of this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (and no funds shall be paid to or made available for a sinking fund for the redemption of any such share capital) by the Corporation (except by conversion into or exchange for shares of the Corporation ranking subordinate to the shares of this Series as to dividends and upon liquidation or except with respect to Common Shares that the Corporation has become obligated to redeem prior to the issuance of any shares of this Series upon the occurrence of specified circumstances) unless, in each case, the full accumulated Dividends shall have been paid or declared and a sum sufficient for the payment thereof set aside for payment. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the full Dividends on such shares.

               "(f) Upon conversion of any shares of this Series by any holder thereof pursuant to Section 7 hereof, any Dividends accrued and payable to such holder shall be forfeited and the Corporation shall have no further obligation to such holder of shares of this Series for such accumulated Dividends.

               "3. Liquidation Rights. (a) In the event of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential amounts payable with respect to securities of the Corporation ranking prior to the shares of this Series ("Senior Preferred Shares"), the holders of shares of this Series shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, before any distribution of assets is made to holders of the Common Shares or any other share capital of the Corporation ranking subordinate to the shares of this Series, a liquidating distribution in an amount equal to the greater of (i) U.S. $1.35 per share of this Series plus an amount equal to any accrued and unpaid Dividends (including accumulated Dividends, whether or not declared) to and including the date of distribution or
        (ii) the amount distributable to the holders of shares of this Series as if such holders had converted their shares of this Series into Common Shares pursuant to Section 7 hereof immediately prior to such dissolution, liquidation or winding up of the affairs of the Corporation (plus accumulated Dividends, whether or not declared). Amounts payable pursuant to clause (i) or (ii) of this Section 3(a) shall be distributed ratably among the holders of shares of this Series in proportion to the number of shares of this Series held. After payment to the holders of shares of this Series of the full amount to which such holders are entitled as set forth above, the holders of shares of this Series shall have no right or claim to any of the remaining assets of the Corporation.

               "(b) If upon any such dissolution, liquidation or winding up of the affairs of the Corporation, the assets of the Corporation distributable among the holders of shares of this Series and the holders of all other classes or series of shares of the Corporation ranking on a parity with the shares of this Series shall be insufficient to permit the payment to them of the full preferential amounts to which they are entitled, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of shares of this Series and such other classes or series of shares of the Corporation in proportion to the sum of the accumulated dividends and the liquidation preferences per share.

               "(c) The sale, conveyance, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 3.

               "4. Optional Redemption. (a) The shares of this Series may not be redeemed before the fifth anniversary of the Initial Issuance Date. Thereafter, the shares of this Series shall be redeemable (subject to subsection 4(d) below) at the option of the Corporation, in whole or in part, at the redemption price, which shall be an amount equal to the greater of (i) U.S. $1.35 per share of this Series plus the amount of any accrued and unpaid Dividends per share of this Series (including accumulated Dividends, whether or not declared) or (ii) the Fair Market Value of a share of this Series (as defined below). For purposes hereof, the Fair Market Value shall be determined by a nationally recognized independent investment banking firm mutually agreed to by the Corporation and the holder of a majority of the shares of this Series then outstanding, whose determination shall be conclusive.

               "(b) (i) In case the Corporation shall desire to exercise its right to redeem any shares of this Series, it shall give notice of such redemption to holders of the shares of this Series to be redeemed as hereinafter provided in this Section 4(b).

                       "(ii) Notice of redemption  shall be given to the holders
               of shares of this Series to be redeemed by mailing such notice by first-class mail to their last addresses as they shall appear upon the register for the shares of this Series not less than 120 calendar days prior to the date fixed for redemption.

                       "(iii) Each such notice of  redemption  (A) shall specify
               the date fixed for redemption and the redemption price at which shares of this Series are to be redeemed, (B) shall state that payment of the redemption price for the shares of this Series to be redeemed will be made at the principal executive offices of the Corporation, upon presentation and surrender of certificates representing such shares of this Series, and (C) if less than all the shares of this Series are to be redeemed, shall specify the number of shares of this Series held by each holder to be redeemed. In case any certificate representing shares of this Series is to be redeemed in part only, the notice of redemption which relates to such certificate shall state the number of shares of this Series represented by such certificate to be redeemed and shall state that on and after the redemption date, upon surrender of such certificate, a new certificate or certificates for a number of shares of this Series equal to the unredeemed portion thereof will be issued.
                       "(iv) If less than all the  shares of this  Series are to
               be redeemed, the Corporation shall effect such redemption pro rata among the holders thereof (based on the number of shares of this Series held on the date of notice of redemption).

               "(c) (i) If the giving of notice of redemption shall have been completed as provided above, the shares of this Series specified in such notice shall become redeemable, and shall be redeemed by the Corporation upon presentation and surrender of the certificate representing such shares, on the date and at the place stated in such notice at the redemption price, and on and after such date fixed for redemption, notwithstanding that any certificate for shares of this Series so called for redemption shall not have been surrendered for cancellation, unless there shall have been a default in payment of the redemption price, all shares of this Series called for redemption shall no longer be deemed to be outstanding, and all rights with respect to such shares of this Series shall forthwith cease and terminate except only the right of the holders thereof to receive from the Corporation the redemption price, without interest, of the shares to be redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                       "(ii) Upon  presentation of any certificate  representing
               shares of this Series only a portion of which are to be redeemed, the Corporation shall immediately issue, at its expense, a new certificate or certificates representing the shares of this Series not redeemed.

               "(d) Except as provided in paragraph (a) above, the Corporation shall have no right to redeem the shares of this Series. Any shares of this Series so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized shares of this Series accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the shares of this Series at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

               "5. No Mandatory Redemption. The shares of this Series shall not be subject to mandatory redemption by the Corporation.

               "6. Voting Rights. (a) Each issued and outstanding share of this Series shall be entitled to the number of votes equal to the number of Common Shares of the Corporation into which each such share of this Series is convertible (as adjusted from time to time pursuant to Section 7(a) hereof), at each meeting of shareholders of the Corporation with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of paragraph (b) below or by the provisions establishing any other series of preferred stock of the Corporation, holders of the shares of this Series and of any other outstanding preferred stock shall vote together with the holders of Common Shares as a single class.

               (b)  In  addition  to any  other  rights  provided  by  law,  the
        Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the shares of this Series or any other provision of the Corporation's constating documents that would adversely affect the rights of the holders of the shares of this Series, including, without limitation, any increase in the number of shares of this Series, without the written consent or affirmative vote of the holders of at least 66-2/3% of the then outstanding aggregate number of such adversely affected shares of this Series, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, the authorization or issuance of any series of preferred stock of the Corporation with preference or priority over, or being on a parity with the shares of this Series as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to adversely affect the shares of this Series.

               "7. Conversion. (a) Each share of this Series may be converted at any time, at the option of the holder thereof, in the manner hereinafter provided, into fully-paid and nonassessable Common Shares, provided, however, that on any redemption of any shares of this Series or any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the full business day next preceding the date fixed for such redemption or for the payment of any amounts distributable on liquidation to the holders of the shares of this Series. The initial conversion rate for shares of this Series shall be one Common Share for each one share of this Series surrendered for conversion, representing an initial conversion price (for purposes of Section 7(g)) of U.S. $1.35 per share of the Corporation's Common Shares (hereinafter, the "Conversion Price"). The applicable conversion rate and Conversion Price from time to time in effect are subject to adjustment as hereinafter provided.

               "(b) Whenever the Conversion Price shall be adjusted as provided in Section 7(g) hereof, the Corporation shall forthwith file at each office designated for the conversion of the shares of this Series, a statement, signed by any of the Chairman of the Board, the President, any Vice President or the Treasurer of the Corporation, showing in reasonable detail the facts requiring such adjustment. The Corporation shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to each record holder of shares of this Series at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in paragraph 7(g)(vii), such notice shall be included as part of the notice required to be mailed and published under the provisions of paragraph 7(g)(vii) hereof.

               "(c) The right of conversion shall be exercised by the holder by the surrender of the certificates representing shares of this Series to be converted to the Corporation at any time during normal business hours at the office or agency then maintained by it for the conversion of shares of this Series (the "Conversion Office"), accompanied by written notice to the Corporation of such holder's election to convert and, if so required by the Corporation or any conversion agent, by an instrument of transfer, in form satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by such holder's duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to Section 7(k).

               "(d) As promptly as practicable after the surrender for conversion of one or more certificates representing any shares of this Series in the manner provided in Section 7(c) and the payment in cash of any amount required by the provisions of Section 7(k), the Corporation will deliver or cause to be delivered at the Conversion Office to or upon the written order of the holder of such shares, a certificate or certificates representing the number of full Common Shares issuable upon such conversion, issued in such name or names as such holder may direct, subject to any applicable contractual restrictions and any restrictions imposed by applicable securities laws. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of certificates representing shares of this Series in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time, and the person or persons in whose name or names the certificates for such Common Shares are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such Common Shares are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened.

               "(e) "Upon conversion in the manner provided in this Section 7 of only a portion of the number of shares of this Series represented by a certificate so surrendered for conversion, the Corporation shall issue and deliver or cause to be delivered at the Conversion Office to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate or certificates representing the number of shares of this Series representing the unconverted portion of the certificate so surrendered, issued in such name or names as such holder may direct, subject to any applicable contractual restrictions and any restrictions imposed by applicable securities laws.

               "(f) All shares of this Series which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive Common Shares in exchange therefor. Any shares of this Series so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized shares of this Series accordingly.

               (g)     Anti-Dilution Provisions.

               (i) In order to prevent dilution of the right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this paragraph 7(g)(i). At any given time the Conversion Price shall be that dollar (or part of a dollar) amount the payment of which shall be sufficient at the given time to acquire one Common Share of the Corporation upon conversion of shares of this Series. Upon each adjustment of the Conversion Price pursuant to this Section 7(g), the registered holder of shares of this Series shall thereafter be entitled to acquire upon exercise, at the Conversion Price resulting from such adjustment, the number of Common Shares of the Corporation obtainable by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Shares of the Corporation acquirable immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment. For purposes of this Section 7(g), the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (x) the number of shares of the Corporation's Common Shares outstanding at such time, (y) the number of Common Shares of the Corporation issuable assuming conversion at such time of all outstanding shares of the Corporation's other series of convertible preferred stock, if any, and (z) the number of Common Shares of the Corporation deemed to be outstanding at such time under subparagraphs 7(g)(ii)(1) to (8), inclusive.

               (ii) Except as provided in paragraph 7(g)(iii) or 7(g)(vi) below, if and whenever on or after the Initial Issuance Date, the Corporation shall issue or sell, or shall in accordance with subparagraphs 7(g)(ii)(1) to (8), inclusive, be deemed to have issued or sold (such issuance or sale, whether actual or deemed, the "Triggering Transaction") any Common Shares for a consideration per share less than

               (I) (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Conversion Price shall, subject to subparagraphs (1) to (8) of this
        Section 7(g)(ii), be reduced to the Conversion Price (calculated to the nearest tenth of a cent) determined by dividing: (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Conversion Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of Common Shares issued (or deemed to be issued in accordance with subparagraphs 7(g)(ii)(1) to (8)) in connection with the Triggering Transaction; or

               (II) (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the average Market Price for the ten trading days immediately preceding such issuance or sale, then forthwith upon such Triggering Transaction, the Conversion Price shall, subject to subparagraphs (1) to (8) of this
        Section 7(g)(ii), be reduced to the Conversion Price (calculated to the nearest tenth of a cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such Triggering Transaction by a fraction, the numerator of which shall be the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction and (y) the number of Common Shares which the aggregate consideration received by the Company upon such Triggering Transaction would purchase at the average Market Price for the ten trading days immediately preceding such Triggering Transaction, and the denominator of which shall be the Number of Common Shares Deemed Outstanding immediately after such Triggering Transaction.

               For purposes of determining the adjusted Conversion Price under this paragraph 7(g)(ii), the following subsections (1) to (8), inclusive, shall be applicable:

                       (1) In case  the  Corporation  at any  time  shall in any
               manner grant (whether directly or by assumption in an amalgamation or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Shares or any stock or other securities convertible into or exchangeable for Common Shares (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which the Common Shares are issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the average Market Price in effect for the ten trading days immediately prior to the time of the granting of such Option (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) or the

               Conversion Price in effect immediately prior to the time of such issuance or sale (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market), then the total maximum amount of Common Shares issuable upon the exercise of such Options or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Shares or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

                       (2) In case  the  Corporation  at any  time  shall in any
               manner issue (whether directly or by assumption in an amalgamation or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the average Market Price in effect for the ten-day trading period immediately prior to the time of such issue or sale (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) or the Conversion Price in effect immediately prior to the time of such issuance or sale (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market), then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Corporation for such price per share. No adjustment of the Conversion Price shall be made upon the actual issuance of such Common Shares upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

                       (3) If the  purchase  price  provided  for in any Options
               referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph
               (1) or (2) are convertible into or exchangeable
               for Common Shares shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in paragraphs 7(g)(ii) or 7(g)(iv)), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or (2) are convertible into or exchangeable for Common Shares, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible
               Security never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.

                       (4) On the expiration of any Option or the termination of
               any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                       (5) In case any  Options  shall be issued  in  connection
               with the issue or sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                       (6) In case any Common  Shares,  Options  or  Convertible
               Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (before deduction for expenses or underwriters' discounts or commissions related to such issue or sale). In case any Common Shares, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation.

                       (7) In case the  Corporation  shall declare a dividend or
               make any other distribution upon the share capital of the Corporation payable in Common Shares, Options, or Convertible Securities, then in such case any Common Shares, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                       (8) For purposes of this paragraph 7(g)(ii),  in case the
               Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

               (iii) In the event the Corporation shall declare a dividend upon the Common Shares (other than a dividend payable in Common Shares covered by subparagraph 7(g)(ii)(7)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of any shares of this Series, the Corporation shall, subject to applicable law, pay to the person converting such shares of this Series an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Shares which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Shares by reason of stock splits, stock dividends, amalgamations or reorganizations, or for any other reason). For the purposes of this paragraph 7(g)(iii), a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board.

               (iv) In case the Corporation shall at any time subdivide (other than by means of a dividend payable in Common Shares covered by paragraph 7(g)(ii)(7)) its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

               (v) If any capital reorganization or reclassification of the share capital of the Corporation, or amalgamation of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, amalgamation or sale, lawful and adequate provision shall be made whereby the holders of shares of this Series shall have the right to acquire and receive upon conversion of the shares of this Series, which right shall be prior to the rights of the holders of stock ranking on liquidation junior to this Series (but after and subject to the rights of holders of Senior Preferred Shares, if any), such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, amalgamation or sale) with respect to or in exchange for such number of outstanding Common Shares of the Corporation as would have been received upon conversion of the shares of this Series at the Conversion Price then in effect. The Corporation will not effect any such amalgamation or sale, unless prior to the consummation thereof the amalgamated corporation or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the shares of this Series at the last address of each such holder appearing on the books of the Corporation, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Common Shares of the Corporation, the Corporation shall not effect any amalgamation or sale with the person having made such offer or with any Affiliate (as defined below) of such person, unless prior to the consummation of such amalgamation or sale the holders of the shares of this Series shall have been given a reasonable opportunity to then elect to receive upon the conversion of the shares of this Series either the stock, securities or assets then issuable with respect to the Common Shares of the Corporation or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Shares in accordance with such offer. For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

               (vi) The provisions of this Section 7(g) shall not apply to any Common Shares issued, issuable or deemed outstanding under subparagraphs 7(g)(ii)(1) to (8) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees of the Corporation or its subsidiaries in effect on the Initial Issuance Date or thereafter adopted by the Board of Directors of the Corporation, (ii) pursuant to options, warrants and conversion rights in existence on the Initial Issuance Date, (iii) upon exercise of the warrants of the Corporation issued to Warburg pursuant to the Warrant Agreement or (iv) on conversion of the shares of this Series or the sale of any additional shares of this Series.

               (vii) In the event that:

               (1) the Corporation shall declare any cash dividend upon its Common Shares, or

               (2) the  Corporation  shall  declare any dividend upon its Common
        Shares  payable  in  stock  or  make  any  special   dividend  or  other
        distribution to the holders of its Common Shares, or

               (3) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights, or

               (4) there shall be any capital reorganization or reclassification of the share capital of the Corporation, including any subdivision or combination of its outstanding Common Shares, or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation, or

               (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in connection with such event, the Corporation shall give to the holders of the shares of this Series:

               (A) at least twenty (20) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up; and

               (B) in the case of any such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place.

Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the shares of this Series at the address of each such holder as shown on the books of the Corporation.

               (viii) If at any time or from time to time on or after the Initial Issuance Date, the Corporation shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of the Common Shares of the Corporation and such grants, issuances or sales do not result in an adjustment of the Conversion Price under paragraph 7(g)(ii) hereof, then each holder of shares of this Series shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under paragraph 7(g)(vii)) and upon the terms applicable to such Purchase Rights either:

               (A) the aggregate Purchase Rights which such holder could have acquired if it had held the number of Common Shares acquirable upon conversion of shares of this Series immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Shares without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holders of the shares of this Series as soon as possible after such exercise and it shall not be necessary for the exercising holder of the shares of this Series specifically to request delivery of such rights; or

               (B) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty
                       (30) day period, the number of Common Shares or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Purchase Rights.

               (ix) If any event occurs as to which, in the opinion of the Board, the provisions of this Section 7(g) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of the shares of this Series in accordance with the essential intent and principles of such provisions, then the Board shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 7(g) except in the case of a combination of shares of a type contemplated in paragraph 7(g)(iv) and then in no event to an amount larger than the Conversion Price as adjusted pursuant to paragraph 7(g)(iv).

               "(h) No fractional Common Shares shall be issued upon the conversion of any share or shares of this Series. If any fractional interest in a Common Share would, except for the provisions of this
        Section 7(h), be deliverable upon the conversion of any share or shares of this Series, the Corporation shall in lieu of delivering the fractional Common Share therefor satisfy such fractional interest by payment to the holder of such surrendered share or shares of this Series of an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, computed on the basis of the Market Price of the Common Shares on the date of such conversion, provided, however, that no amount shall be paid by the Corporation to such holder of less than U.S. $5.00.

               "(i) The Corporation shall be entitled to effect the mandatory conversion, in whole or in part, of the shares of this Series in accordance with this Section 7 if all of the Triggering Conditions (set forth in Section 2(b) hereof) shall have been satisfied as of the date of the notice described below. Upon such mandatory conversion, each share of this Series subject to such conversion shall be converted into Common Shares at the then effective Conversion Price for such shares. In case the Corporation shall desire to exercise the right to convert all or, as the case may be, any shares of this Series in accordance with the right to do so, it shall provide notice to the holders of the shares of this Series to be converted as hereinafter provided in this Section 7(i).

                       "(i) A notice of conversion shall be given to the holders of shares of this Series to be converted by mailing by first-class mail to their last addresses as they shall appear upon the register for shares of this Series not less than 120 calendar days prior to the date fixed for conversion.

                       "(ii) Each such notice of  conversion  (A) shall  specify
        the date fixed for conversion and the number of Common Shares issuable to the holder of a share of this Series upon such conversion, (B) shall state the offices or agencies to be maintained by the Corporation for the purpose of such conversion, upon presentation and surrender of such shares of this Series and (C) if less than all the shares of this Series are to be converted, shall specify the number of shares of this Series held by each holder, and the serial numbers of the certificates thereof, to be converted. In case any certificate representing shares of this Series is to be converted in part only, the notice of conversion which relates to such certificate shall state the number of shares of this Series represented by such certificate to be converted and shall state that on and after the conversion date, upon surrender of such certificate, a new certificate or certificates for a number of shares of this Series equal to the unconverted portion thereof will be issued.

               "(j) The Corporation will at all times reserve and keep available, solely for the purposes of the issuance of Common Shares upon conversion of the shares of this Series, the full number of Common Shares as shall be issuable upon the conversion of all such outstanding shares of this Series.

               "The Corporation will endeavor to comply with all securities laws regulating the offer and delivery of Common Shares upon conversion of the shares of this Series and, that if any Common Shares required to be reserved for purposes of conversion of the shares hereunder require registration with or approval of any governmental authority under any U.S. (federal or state) or Canadian law before such Common Shares may be validly issued or delivered upon conversion, the Corporation will, in good faith and as expeditiously as possible, endeavor to secure such registration or approval, as the case may be.

               "All Common Shares which shall be issued upon conversion of the shares of this Series will upon issuance be fully paid and nonassessable and not subject to preemptive rights.

               "(k) The issuance of certificates for Common Shares upon conversion of shares of this Series shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the share or shares of this Series so converted, the holder thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

               "(l) In case (A) the Corporation shall take any action which would require an adjustment in the number of Common Shares issuable to holders of shares of this Series upon conversion thereof pursuant to
        Section 7(g) above; or (B) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation;

        then the Corporation shall cause to be given to the holders of the shares of this Series at least ten days prior to the applicable record date hereinafter specified, a notice of (X) the date on which a record is to be taken for the purpose of any dividend, distribution or grant to holders of Common Shares which would require such an adjustment, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution, or grant are to be determined or (Y) the date on which such reorganization, reclassification, amalgamation, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property or other assets deliverable upon such reorganization, reclassification, amalgamation, sale, transfer, dissolution, liquidation, or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of any proceedings described in subparagraphs (A) or (B) of this Section 7(l).

               "8. Hold Period. A holder of shares of this Series shall in no event sell or otherwise transfer any of the shares of this Series, or any Common Shares issued upon the due conversion of any shares of this Series, for a period of six months from the Initial Issuance Date. The Corporation shall issue or cause to be issued certificates representing shares of this Series, and of Common Shares issued upon due conversion of any shares of this Series, which contain such legends as the Corporation in its discretion deems adequate to reflect the hold period described in this Section 8.

               "9.     Miscellaneous.

               "(a)    For the purposes hereof:

                       "(i) the term  "outstanding",  when used in  reference to
               shares of this Series, shall mean issued shares of this Series, excluding shares of this Series called for redemption; and

                       "(ii)  the term  "subsidiary"  shall  mean any  company a
               majority of whose outstanding voting capital stock (other than directors' qualifying shares), at the time as of which any determination is being made, shall be owned by the parent of such company either directly or through other subsidiaries; and

                       "(iii)  any  shares of a series or class of shares of the
               Corporation shall be deemed to rank:

                              "(A)  prior to shares of this  Series,  whether or
                       not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the holders of such shares of a series or class of shares shall be entitled to receipt from the Corporation of dividends or of amounts distributable upon liquidation, dissolution or winding up, in preference or priority to the holders of shares of this Series, as the case may be;

                              "(B) on a parity  with or equal to  shares of this
                       Series, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the holders of such shares of a series or class of shares shall be entitled to the receipt from the Corporation of dividends or of amounts distributable upon liquidation to their respective dividend rates or liquidation prices, without preference or priority one over the other as between the holders of such shares of a series or class of shares and the holders of shares of this Series; and

                              "(C) subordinate to shares of this Series, whether
                       or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of shares of this Series, if the rights of the holders of such shares of a series or class of shares shall be subordinate to the rights of the holders of shares of this Series in respect of the receipt from the Corporation of dividends and of amounts distributable upon liquidation, dissolution or winding up, including, without limitation, the Common Shares of the Corporation.

               "(b) So long as any shares of this Series are outstanding, in the event of any conflict between the provisions hereof and any corporate document of the Corporation (both as presently existing or hereafter amended and supplemented) the provisions hereof, as the same may be amended or supplemented, shall be and remain controlling.

               "(c) The holders of the shares of this Series shall have no preemptive rights.


        SECOND: That such determination of the designation, powers, preferences and the relative participating, optional and other special rights and qualifications, limitations and restrictions thereof relating to such Series A Convertible Preferred Shares was duly made by the Board of Directors of the Corporation in accordance with the provisions of Section 27 of the Business Corporations Act (Alberta).

        IN WITNESS WHEREOF, this Certificate has been signed by the President and the Secretary of HealthCare Capital Corp, and the Corporation has caused its corporate seal to be hereunto affixed, all as of the ---- day of January, 1998.


                                                   HEALTHCARE CAPITAL CORP.



                                                   By:
                                                        Brandon M. Dawson
                                                        Title:  President


[Corporate Seal]



Attest:



----------------------------------
William DeJong
Secretary